Epizyme Corporate Presentation J.P. Morgan 2017 Healthcare Conference REWRITING CANCER TREATMENT THROUGH EPIGENETIC MEDICINES Presentation as of January 8, 2017 Exhibit 99.1

regulatory review or approval process; expectations for regulatory approvals to conduct trials or to market products; whether the Company’s cash resources will be sufficient to fund the Company's foreseeable and unforeseeable operating expenses and capital expenditure requirements; other matters that could affect the availability or commercial potential of the Company's therapeutic candidates; and other factors discussed in the "Risk Factors" section of the Company's most recent Form 10-Q filed with the SEC and in the Company's other filings from time to time with the SEC. In addition, the forward-looking statements included in this presentation represent the Company's views as of the date hereof and should not be relied upon as representing the Company's views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company's views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. Any statements in this presentation about future expectations, plans and prospects for Epizyme, Inc. and other statements containing the words "anticipate," "believe," "estimate," "expect,“ "intend," "may," "plan," "predict," "project," "target," "potential," "will," "would," "could,“ "should," "continue," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: uncertainties inherent in the initiation of future clinical studies and in the availability and timing of data from ongoing clinical studies; whether interim results from a clinical trial such as the early data referenced in this presentation will be predictive of the final results of the trial; whether results from preclinical studies or earlier clinical studies will be predictive of the results of future trials; whether results from clinical studies will warrant meetings with regulatory authorities or submissions for regulatory approval; whether a fast track designation will lead to a faster development or FORWARD-LOOKING STATEMENTS

PROOF-OF-CONCEPT with tazemetostat in hematologic malignancies and solid tumors BROAD DEVELOPMENT as mono and combo therapy; in front- and late-line settings 2018 target launch for tazemetostat in first indication FINANCIAL STRENGTH PIONEERING discovery platform for next generation of epigenetic programs EPIZYME: LEADER IN TARGETED EPIGENETIC DRUG DISCOVERY & DEVELOPMENT 2017 Phase 2 data readouts and regulatory engagements 2018 estimated as earliest launch year for tazemetostat pending data and regulatory engagement

REWRITING CANCER TREATMENT THROUGH TARGETED EPIGENETIC MEDICINES launch tazemetostat globally maximize tazemetostat value advance 3 new programs into clinical trials extend epigenetic leadership

ADVANCING A LEADING EPIGENETIC PIPELINE PROGRAM STUDY RESEARCH PHASE 1 PHASE 2 TAZEMETOSTAT 1 Molecularly Defined Solid Tumors Monotherapy in adults (5-arm) Dose-escalation and expansion in pediatrics Non-Hodgkin Lymphoma Monotherapy in relapsed/refractory DLBCL & FL Prednisolone combination in relapsed/refractory DLBCL 2 Tecentriq combination in relapsed/refractory DLBCL R-CHOP combination in front-line DLBCL Mesothelioma Monotherapy relapsed/refractory in BAP1-loss of function mesothelioma Ovarian Cancer Monotherapy 2 PINOMETOSTAT AML, ALL & MLL-R Combinations with standards-of-care 2, 3 PRMT 5 INHIBITOR (GSK3326595) Solid Tumors and Blood Cancers Dose-escalation and expansion 4 OTHER TARGETS 2 undisclosed targets with GSK 4 3 undisclosed targets with Celgene 5 Multiple wholly owned targets 1 Eisai holds rights to tazemetostat in Japan 2 Study not yet initiated 3Celgene holds ex-US rights to pinometostat 4GSK holds global development and commercialization rights 5Celgene holds option to license ex-US rights for one target and global rights for the other two targets

TAZEMETOSTAT: MOST ADVANCED EZH2 INHIBITOR POTENT AND SELECTIVE SMALL MOLECULE FAVORABLE SAFETY PROFILE CONVENIENT ORAL DOSING HEMATOLOGICAL MALIGNANCIES AND SOLID TUMORS MONOTHERAPY AND COMBINATION POTENTIAL COMPREHENSIVE IP ESTATE THROUGH AT LEAST 2032 EXCLUSIVE GLOBAL RIGHTS OUTSIDE OF JAPAN

EZH2 PLAYS CRITICAL ROLE IN BROAD RANGE OF CANCERS

EZH2: enzymatic component of the Polycomb Repressive Complex 2 (PRC2)
PRC2: only histone methyltransferase that can methylate H3K27
H3K27me3: histone mark that represses the expression of tumor suppressors and cell cycle regulators



PRC2
EZH2

Aberrant trimethylation of H3K27 leads to compacted chromatin and repression of genes that antagonize oncogenic signaling…



…allowing proliferation of cancer cells
Genetic lesions in EZH2 and related genes found in many forms of cancer

- EZH2 activating mutations
- Loss of function in proteins that oppose EZH2 function (e.g., INI1)



Epizyme

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TARGETING EZH2 FOR BOTH SOLID TUMORS AND HEMATOLOGICAL MALIGNANCIES EZH2 BIOLOGICAL ACTIVITY IMPLICATED IN BROAD RANGE OF CANCERS

TAZEMETOSTAT FOR MOLECULARLY DEFINED SOLID TUMORS

INI1-NEGATIVE TUMORS: MOLECULARLY DEFINED TUMORS WITH NO TARGETED TREATMENT OPTIONS

- Poor prognosis and high mortality rates
- US, EU, Japan annual incidence of ~2,000 patients[1]
- Current standard-of-care is surgical resection with or without radiation
- Limited effectiveness of chemotherapy; short durations of response

Epithelioid sarcoma - soft tissue sarcoma with high unmet need[1,2]

- Prevalent in young adults (20-40 years)
- Front-line treatment of metastatic disease with combination chemotherapy


Epithelioid Sarcoma
Renal Medullary Carcinoma
Malignant Rhabdoid Tumors
INI1-Negative Tumors
AT/RT and CNS Rhabdoid Tumors
SCCOHT
Other INI1-negative Tumors

Epizyme™

[1] Decision Resources 2016, Epizyme estimates; [2] Jones, RL: Role of Palliative Chemotherapy in Advanced Epithelioid Sarcoma. American Journal of Clinical Oncology, August 2012
SCCOHT: Small cell carcinoma of the ovary-hypercalcemic type
Rhabdoid tumors (INI1- and SMARCA4-negative) include: malignant rhabdoid tumor, malignant rhabdoid tumor of the ovary, rhabdoid tumor of the kidney, atypical teratoid/rhabdoid tumor
Other INI1-negative tumors include: epithelioid sarcoma, epithelioid malignant peripheral nerve sheath tumor, extraskeletal myxoid chondrosarcoma, myoepithelial carcinoma, renal medullary carcinoma

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CLINICAL PROOF-OF-CONCEPT IN INI1-NEGATIVE TUMORS ESTABLISHED IN PHASE 1 STUDY Consistent with preclinical hypothesis of INI1-negative tumor sensitivity to EZH2 inhibition with tazemetostat 7 patients with INI1- and SMARCA4-negative tumors had either meaningful reduction in tumor volume or achieved stable disease for 6+ months Favorable safety profile; consistent with overall tazemetostat experience Source: ESMO, Sep 2015; data cutoff as of August 31, 2015 * Patients censored at time of progression % change in tumor volume from baseline INI1-negative SMARCA4-negative Other solid tumor** partial response: -30% tumor reduction to disappearance of all target lesions stable disease: +20% to -30% tumor reduction

Primary endpoints: Composite including objective response rate (ORR) for epithelioid sarcoma; ORR for rhabdoid and other INI1-negative tumors Phase 2 data presentation planned for 2Q 2017; Regulatory engagement planned for mid-2017 Global Phase 2 Study in 5 Cohorts (dose: 800mg BID) PREPARING FOR DATA IN PHASE 2 STUDY IN ADULTS WITH INI1-NEGATIVE TUMORS Secondary endpoints: Duration of response, progression free survival (PFS), overall survival (OS), safety and pharmacokinetics (PK) INI1-negative tumors may represent fastest path to tazemetostat approval Synovial sarcoma (n=30): fully enrolled; no expansion due to limited activity Other INI-negative tumors (n=30): enrolling Rhabdoid tumors (n=30): enrolling Epithelioid sarcoma (n=60): cohort expanded based on early activity (incl. confirmed objective responses) Renal medullary carcinoma (n=30): enrolling

TAZEMETOSTAT STUDY UNDERWAY IN CHILDREN WITH INI1-NEGATIVE TUMORS CNS rhabdoid tumors Ex-CNS rhabdoid tumors Primary endpoints: Safety, determine recommended Phase 2 dose FDA Pediatric ODAC provided positive feedback and support on study Secondary endpoints: ORR, duration of response, PFS, OS, PK Dose-expansion to begin in 2017 Non-rhabdoid INI1-negative tumors Enrolling up to 110 pediatric patients Dose-escalation ongoing to establish oral suspension dose

MESOTHELIOMA: AGGRESSIVE AND RARE SOLID TUMOR GLOBAL PHASE 2 MONOTHERAPY TRIAL UNDERWAY 67 patients with relapsed/refractory mesothelioma Part 1: safety and PK in patients regardless of BAP1 status (n=12) Part 2: disease control rate in BAP1 loss-of-function patients (2-stage with imbedded futility; n=55) Dose: 800mg BID Primary endpoint: disease control rate (CR, PR or stable disease) at 12 weeks BAP1 demonstrated preclinical sensitivity to EZH2 inhibition2 <10% 5-year survival rate1 0 2nd-line standard-of-care treatment options1 12,000 new diagnoses annually in major markets1 1 Park EK Envi Health Perspectives 2011 2 LaFave et al., (2015) Nature Medicine

TAZEMETOSTAT TREAMENT FOR NON-HODGKIN LYMPHOMA

MONOTHERAPY COMBINATION DIFFUSE LARGE B-CELL LYMPHOMA (DLBCL) Front-line combination with R-CHOP Relapsed/refractory Phase 2 study in DLBCL R/R combination with Tecentriq® R/R combination with prednisolone (planned 1Q17 initiation) Relapsed/refractory Phase 2 study in FL New combination TBD (planned 2017 initiation) BROAD TAZEMETOSTAT DEVELOPMENT STRATEGY IN NON-HODGKIN LYMPHOMA Anticipated Initial Filing Label Expansion FOLLICULAR LYMPHOMA (FL)

NHL: TOP 10 DIAGNOSED CANCER AND GROWING[1]



Non-Hodgkin Lymphoma
Aggressive NHL (~60%)2
Indolent NHL (~40%)2
DLBCL (~50%)2
Other (~50%)
FL (~60%)2
Other (~40%)

~20% of GCB DLBCL & FL tumors harbor EZH2 activating mutations[3]

NO front-line advancements in standard-of-care for DLBCL since R-CHOP

40-50% of all DLBCL patients relapse[4]

INCURABLE follicular lymphoma as a disease today[5]

NEED for new treatments for relapsed/refractory NHL

Epizyme™

GCB = Germinal center B-cell
[1] American Cancer Society, [2] Decision Resources 2016, [3] Vasef: Diagnostic Pathology, Molecular Oncology 2016
[4] NCI, Nov 2016, [5] Salles G: Current and future management of follicular lymphoma, 2012

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NHL: TOP 10 DIAGNOSED CANCER AND GROWING[1]

Estimated Number of US and EU5 DLBCL drug-treated patients in 2017[2]


Front-line DLBCL
(~50,000)
R/R DLBCL
(~21,000)
R/R DLBCL
w/ EZH2
Mutation
~1,700

Estimated Number of US and EU5 FL drug-treated patients in 2017[2]


Front-line FL
(~25,000)
R/R FL
(~18,000)
R/R FL
w/ EZH2
Mutation
~3,600

Patients with EZH2 mutations may represent fastest path to market in NHL

Epizyme™

DLBCL estimates based on GCB and non-GCB DLBCL
[1] American Cancer Society, [2] Decision Resources 2015, Epizyme estimates

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TAZEMETOSTAT PROOF-OF-CONCEPT IN NHL IN PHASE 1 All 3 patients with CRs still in CR and on treatment (out ~2.5 years) Promising anti-tumor activity and favorable safety profile Meaningful PFS observed in patients responding to tazemetostat Data as of 5/27/16 Ribrag et al., ASH Lymphoma 2016 Food Effect Study Doses: 200 mg on day -8 and -1, 400 mg BID from day 1

ENCOURAGING EARLY ACTIVITY IN PHASE 2 NHL STUDY

Global Phase 2 study in 270 patients across 5 cohorts (dose: 800mg BID)

Primary endpoint: Overall response rate by Cheson/IWG criteria (2007)

Secondary endpoints: Duration of response, PFS, OS

Activity observed and futility surpassed in all 5 cohorts

Efficacy Evaluation as of ASH Lymphoma Biology

Cell of Origin Classification by Hans Algorithm (per protocol)

30% study enrollment

	DLBCL			FL
Best Response	**GCB EZH2 Mutant**	**GCB EZH2 Wild-Type**	**non-GCB**	**EZH2 Mutant**
CR	-	2	2	-
PR	1	1	4	3
SD	2	6	5	-
PD	2	10	9	-

Data as of 5/27/16
Morschhauser et al., ASH Lymphoma 2016

*Patients classified by histology and EZH2 mutation status only
n.r.: not reported
Does not include two evaluable patients, previously reported as DLBCL wt (one SD and one PD) who will be reclassified based on ctDNA

Epizyme™

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Efficacy Evaluation as of ASH Lymphoma Biology Cell of Origin Reclassification by Nanostring 30% study enrollment Cohort* Evaluable Pts CR PR SD PD Response Rate (Eval. pts) DLBCL EZH2 Mutant 7 0 3 2 2 43% DLBCL EZH2 Wild-Type1 35 4 3 10 18 20% FL EZH2 Mutant 3 0 3 0 0 100% FL EZH2 Wild-Type n.r. n.r. n.r. n.r. n.r. n.r.  Data as of 5/27/16 Morschhauser et al., ASH Lymphoma 2016 *Patients classified by histology and EZH2 mutation status only | n.r. – not reported Does not include two evaluable patients, previously reported as DLBCL wt (one SD and one PD) who will be reclassified based on ctDNA 1. Includes GCB and non-GCB patients PREPARING FOR DATA & REGULATORY ENGAGEMENT IN 2017 Data support scientific hypothesis that greatest responses may be EZH2 mutant-bearing tumors Phase 2 data planned for presentation in 2Q 2017 US FDA Fast Track designation granted for DLBCL with EZH2 mutations Regulatory engagement on registration strategies anticipated in 2H 2017 Enrollment complete in 2 of 5 cohorts (DLBCL and FL wild-type cohorts)

Generally well-tolerated with infrequent grade ≥3 adverse events All Adverse Events (AEs)* Treatment-Related AEs Patients (n=82) with AE¹ All Grades Grade ≥ 3 All Grades Grade ≥ 3 Nausea 15 (18%)   0 11 (13%)   0 Cough 11 (13%)   0 1 ( 1%)   0 Asthenia 9 (11%)   0 8 (10%)   0 Thrombocytopenia 9 (11%) 3 ( 4%) 7 ( 9%) 2 ( 2%) Fatigue 7 ( 9%) 3 ( 4%) 4 ( 5%) 1 ( 1%) Neutropenia 7 ( 9%) 5 ( 6%) 6 ( 7%) 4 ( 5%) Constipation 5 ( 6%)   0 1 ( 1%)   0 Diarrhea 5 ( 6%)   0 3 ( 4%)   0 Insomnia 5 ( 6%)   0 2 ( 2%)   0 Lung infection 5 ( 6%) 1 ( 1%) 1 ( 1%)   0 Vomiting 5 ( 6%)   0 1 ( 1%)   0 Hyperglycaemia 4 ( 5%) 1 ( 1%) 1 ( 1%)   0 Lethargy 4 ( 5%)   0 1 ( 1%)   0 Urinary tract infection 4 ( 5%)   0 2 ( 2%)   0 Data as of May 27, 2016 *All treatment emergent adverse events that first appear during treatment, which were absent before or which worsen relative to the pre-treatment; 1All adverse events reported in >5% of patients regardless of attribution. FAVORABLE TAZEMETOSTAT SAFETY IN PHASE 2 NHL STUDY Low rate of treatment-related discontinuations Safety profile consistent with overall experience

EZH2 inhibition enhances activity of checkpoint inhibitors in preclinical models Global Phase 1b study with Tecentriq® (atezolizumab), only approved anti-PD-L1 cancer immunotherapy ~45 patients with relapsed/refractory DLBCL Primary endpoints: safety, combination tolerability and establish recommended Phase 2 dose Secondary and exploratory endpoints: overall response, objective response, duration of response, PK and preliminary biomarker assessment Study operations managed by Genentech EXPLORING TAZEMETOSTAT IN IMMUNO-ONCOLOGY COMBINATION

Preclinical evidence demonstrates synergy between tazemetostat and R-CHOP Phase 1b/2 study as front-line treatment with R-CHOP, standard-of-care for DLBCL Up to 133 newly diagnosed, elderly high-risk patients with DLBCL Primary efficacy endpoint: complete response rate Secondary endpoints: ORR and PFS Study operations managed by LYSA/LYSARC ADVANCING TAZEMETOSTAT IN FRONT-LINE COMBINATION

EXPANDING TAZEMETOSTAT IN STEROID COMBINATION IN 2017 Tazemetostat proliferation IC50 as a function of prednisolone concentration Strong tazemetostat synergy with prednisolone demonstrated in preclinical models Clinical study of tazemetostat in combination with prednisolone Evaluate combination in R/R DLBCL wild-type Objective: Slow initial progression in patients with aggressive disease Enroll as 6th arm in ongoing Phase 2 study Study expected to be initiated 1Q17

WELL-POSITIONED FOR SUCCESS

TARGETING 3 NEW PROGRAMS IN CLINICAL DEVELOPMENT BY YEAR-END 2020 DIFFERENTIATED RESEARCH PLATFORM TO CREATE NEXT GENERATION OF TARGETED EPIGENETIC MEDICINES

STRATEGIC COLLABORATIONS SUPPORT PIPELINE ADVANCEMENT Epizyme A PARTNER-OF-CHOICE FOR EPIGENETIC DRUG DISCOVERY AND DEVELOPMENT

FINANCIAL STRENGTH TO DELIVER ON OUR GOALS Significant funding from collaboration agreements and potential future milestones ($208M of non-equity funding to date) Cash and securities of $263M as of 3Q 2016 58M shares outstanding No debt Runway to fund operations into at least 3Q18

TECENTRIQ® R/R COMBO Determine recommended Phase 2 dose and advance study Phase 2 ADULT INI1-NEG TUMORS Complete enrollment in ES cohort Successfully present Phase 2 data Engage with regulatory authorities on registration pathways FRONT-LINE R-CHOP COMBO Determine recommended Phase 2 dose Advance into Phase 2 portion of study PHASE 2 MESOTHELIOMA Complete first stage of Phase 2 study PRECLINICAL RESEARCH Declare next epigenetic development candidate NEW TAZEMETOSTAT COMBINATIONS Initiate new combination with prednisolone in R/R DLBCL Initiate new FL combination PHASE 1 PEDIATRIC INI1-NEG TUMORS Determine recommended Phase 2 dose Initiate dose-expansion stage PHASE 2 R/R NHL Open FL enrollment in US Successfully present Phase 2 data Engage with regulatory authorities on registration pathways 2017 A TRANSFORMATIONAL YEAR FOR EPIZYME Anticipated goals and targets